                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                               DECEMBER 6, 1996




                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)



     MASSACHUSETTS                  0-14680                   06-1047163
(State or other jurisdiction    (Commission File            (IRS Employer
     of incorporation)              Number)               Identification No.)




               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500



Total number of page in document - 26
Exhibit Index located on page - 4






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        ITEM 5.     OTHER.
                    ------

        On October 28, 1996, Genzyme Corporation ("Genzyme"), through Neozyme II Acquisition Corp. ("Acquisition Corp."), its wholly-owned subsidiary, completed its tender offer for the outstanding units (the "Units") of Neozyme II Corporation ("Neozyme II"), each Unit consisting of (i) one share of the Callable Common Stock (the "Callable Common Stock"), $1.00 par value per share, of Neozyme II and (ii) one Callable Warrant (the "Callable Warrants") to purchase two shares of General Division Common Stock ("General Division Stock"), $0.01 par value per share, and .135 share of Tissue Repair Division Common Stock ("TR Stock"), $0.01 par value per share, of Genzyme, for $45 per Unit in cash. 2,385,686 Units, or 98.8%, were tendered and accepted for payment, resulting in an aggregate tender offer price of $107.4 million.

        On December 6, 1996, Neozyme II was merged with and into Acquisition Corp. and as a result of the merger, all outstanding shares of Callable Common Stock (other than shares held by Genzyme and its subsidiaries) were cancelled and converted into the right to receive $29.00 in cash per share, for an aggregate merger consideration of $0.9 million. The Callable Warrants included in the untendered Units separated from the shares of Callable Common Stock converted in the merger and became exercisable on December 6, 1996. The exercise price of the Callable Warrants is $44.202 per Callable Warrant and was determined by the average closing price of two shares of General Division Stock and .135 share of TR Stock for the 20 trading days prior to December 6, 1996. The Callable Warrants will expire in December 31, 1998.

        Funds for the tender offer and for the merger were provided as follows: $80.0 million from borrowings under a revolving credit facility from Fleet National Bank, and the balance from Genzyme General Division cash balances.

        The nature and amount of the consideration paid pursuant to the tender offer and the merger were determined by negotiation between Genzyme and a special committee of independent directors of Neozyme II who are neither executive officers nor directors of Genzyme.

        In order to update the information previously filed with the Securities and Exchange Commission at pages F-2 to F-17 to the Current Report of Genzyme on Form 8-K (Commission File No. 0-14680) filed on November 5, 1996, Genzyme hereby files as Exhibit 99.1 unaudited pro forma financial statements and the related notes thereto for both Genzyme and Genzyme General Division (the "General Division") giving effect to the acquisition by Genzyme of Genetrix, Inc. ("Genetrix") on May 1, 1996 (the "Genetrix Acquisition"), the acquisition of Deknatel Snowden Pencer, Inc. ("DSP") on July 1, 1996 (the "DSP Acquisition"), and the acquisition of Neozyme II (the "Neozyme II Acquisition") (collectively, the "Acquisitions"). Pro forma condensed statements of operations have been presented for both Genzyme and the General Division assuming that the Acquisitions occurred as of January 1, 1995, using the purchase accounting method. Pro forma balance sheets have been presented for both Genzyme and the General Division assuming that the Neozyme II Acquisition occurred as of September 30, 1996. The historical Genzyme and General Division balances included in the pro forma balance sheets reflect the effect of the Genetrix Acquisition which was completed on May 1, 1996 and the DSP Acquisition which was completed on July 1, 1996. In addition, historical financial statements and notes thereto of Neozyme II are filed herewith as Exhibit 99.2.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------
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           (c)  Exhibits.

                EXHIBIT NO.                     DESCRIPTION
                -----------                     -----------

                99.1 Unaudited pro forma balance sheets as of September 30, 1996 and statements of operations (and related notes) for the year ended December 31, 1995 and for the nine-months ended September 30, 1996 for Genzyme and the General Division, giving effect to the Acquisitions. Filed herewith.

                99.2             Historical unaudited financial statements
                                 (and related notes) of Neozyme II Corporation including statements of operations for the nine months ended September 30, 1995 and 1996 and cumulative from March 2, 1992 (date of inception) to September 30, 1996; balance sheets as of September 30, 1996 and December 31, 1995; and statements of cash flows for the nine months ended September 30, 1996 and 1995 and cumulative from March 2, 1992 (date of inception) to September 30, 1996. Filed herewith.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 4, 1996              GENZYME CORPORATION

                                    By:/s/ David J. McLachlan
                                       ------------------------------------
                                       David J. McLachlan
                                        Executive Vice President, Finance;
                                        Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBIT                                                               SEQUENTIAL
  NO.            DESCRIPTION                                           PAGE NO.
  ---            -----------                                           --------

99.1         Unaudited pro forma balance sheets as of September 30,        7
             1996 and statements of operations (and related notes) for the year ended December 31, 1995 and for the nine-months ended September 30, 1996 for Genzyme and the General Division, giving effect to the Acquisitions.
             Filed herewith.

99.2         Historical unaudited financial statements (and related       22
             notes) of Neozyme II Corporation including statements of operations for the three and nine months ended
             September 30, 1995 and 1996 and cumulative from March 2, 1992 (date of inception) to September 30,
             1996; balance sheets as of September 30, 1996 and December 31, 1995; and statements of cash flows for the nine months ended September 30, 1996 and cumulative from March 2, 1992 (date of inception) to September 30, 1996.
             Filed herewith.





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                         INDEX TO FINANCIAL STATEMENTS
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                                                                                       PAGE(S)
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
EXHIBIT 99.1
------------
 PRO FORMA FINANCIAL STATEMENTS:
 Introduction to Unaudited Pro Forma Financial Statements .........................       F-2
 GENZYME CORPORATION:
  Pro Forma Consolidated Balance Sheets as of September 30, 1996..................        F-3
  Pro Forma Consolidated Statements of Operations for the Nine Months
     Ended September 30, 1996.....................................................        F-4
  Pro Forma Consolidated Statements of Operations for the Year Ended
     December 31, 1995............................................................        F-6
 GENZYME GENERAL DIVISION:
  Pro Forma Combined Balance Sheets as of September 30, 1996......................        F-8
  Pro Forma Combined Statements of Operations for the Nine Months Ended
     September 30, 1996...........................................................        F-9
  Pro Forma Combined Statements of Operations for the Year Ended
     December 31, 1995............................................................       F-11
 Notes to Unaudited Pro Forma Financial Statements................................       F-13

EXHIBIT 99.2
------------
 NEOZYME II UNAUDITED FINANCIAL STATEMENTS:
  Statements of Operations for the Three and Nine Months Ended
     September 30, 1995 and 1996 and Cumulative from March 2, 1992 (date of
     inception) through September 30, 1996........................................       F-18
  Balance Sheets as of December 31, 1995 and September 30, 1996 ..................       F-19
  Statements of Cash Flows for the Nine Months Ended September 30, 1995
     and 1996 and Cumulative from March 2, 1992 (date of inception) through
     September 30, 1996...........................................................       F-20
  Notes to Unaudited Condensed Financial Statements...............................       F-21

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